EXHIBIT 99.2

OTC QB: SNGX … Rising to the Challenges of Rare Disease Treatment

Forward - Looking Statements This presentation contains forward - looking statements . All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products and product candidates and their development, regulatory approvals, ability to commercialize our products and product candidates and attract collaborators, reimbursement for our product candidates, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, our ability to obtain and maintain intellectual property protection for our product candidates and their development, competing therapies, and future results of current and anticipated products and product candidates, are forward - looking statements . These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements, many of which are disclosed in detail in our reports and other documents filed with the Securities and Exchange Commission . Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward - looking statements . Except as required by applicable law, we do not plan to publically update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise . Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third - party sources . In addition, no independent source has evaluated the reasonableness or accuracy of Soligenix, Inc . internal estimates and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates . 2

Company Highlights 3 » Diversified product portfolio in advanced development , targeting rare disease indications in inflammation, oncology and biodefense with $200M+ markets worldwide o Phase 3 clinical program for the treatment of cutaneous T - cell l ymphoma ( SGX301) - Orphan drug and fast track designations - Pivotal study actively enrolling patients with results second half 2017 o Phase 3 clinical program for the treatment of pediatric Crohn’s disease ( SGX203 ) - Orphan drug and fast track designations - Pivotal study to begin first half 2017 with results second half 2018 o Phase 2 clinical program for the treatment of oral mucositis in head & neck cancer ( SGX942 ) - Fast track designation - Study enrollment complete with positive preliminary results » Five development candidates supported in whole or in part by government funding » Robust news flow potential over next 12 - 24 months across eight development programs » Collaborations established with biotech, academia and government agencies » Up to $ 58M in non - dilutive contract/grant funding provided by the government, including o NIAID contract award of up to $ 24.7M supporting the development of RiVax ™ for pre - exposure to ricin toxin o BARDA and NIAID contract awards of up to $26.3M and $ 6.7M, respectively, supporting the development of OrbeShield ® for gastrointestinal acute radiation syndrome

4 Rare Disease Pipeline Product Candidates Preclinical Phase 1 Phase 2 Phase 3 Market SGX301 Cutaneous T - Cell Lymphoma (CTCL) SGX203 Pediatric Crohn’s Disease** SGX942 Oral Mucositis in Head & Neck Cancer** SGX201 Radiation Enteritis** BioTherapeutics Vaccines / BioDefense ** Product Candidates (FDA Animal Rule) Proof - of - Concept Animal Phase 1 Phase 2/3 Market ThermoVax ® ( TVax ) Heat Stabilization Technology for Vaccines RiVax TM + TVax – Heat Stable Vaccine Ricin Toxin Pre - Exposure OrbeShield ® – Therapeutic GI Acute Radiation Syndrome (GI ARS) SGX943 – Therapeutic Melioidosis Positive Ph. 2 data *Anticipated event and timing * *Potential value drivers dependent on continued government funding and/or other funding sources Ph . 3 data 2H 2018* Positive Phase 1/2 data Denotes funding in whole or in part by NIH, BARDA and/or FDA NIAID Contract Award of up to $24.7M BARDA and NIAID Contract Awards of up to $33M collectively Ebola Vaccine Collaboration: data 2H 2016* NIH Small Business Grant Award of $300,000 Ph. 3 data 2H 2017* ORPHAN & FAST TRACK DESIGNATIONS ORPHAN & FAST TRACK DESIGNATIONS FAST TRACK DESIGNATION FAST TRACK DESIGNATION FAST TRACK ORPHAN DESIGNATION VACCINE PLATFORM ORPHAN & FAST TRACK DESIGNATION

1 H : Ph. 1/2 human safety data 2H : Ph. 1/2 human safety study start 5 Multiple Potential Value Drivers SGX203* ThermoVax ® * 2016 SGX301 2017 RiVax TM * OrbeShield ® * 2018 1H : Ph. 3 start Pediatric Crohn’s SGX942* Ph. 2 long - term data Oral Mucositis * Potential value drivers dependent on continued government funding and/or other funding sources Preclinical animal data EU orphan drug designation 1H: Ph. 3 complete CTCL enrollment 1H : Preclinical animal data FDA clearance Ph. 3 protocol Ebola vaccine feasibility data 1H: NDA submission CTCL 1H: Ph. 2b/3 start Oral Mucositis 2H : Preclinical animal data 2H: Ph. 2b/3 data Oral Mucositis NIAID contract option award 2H: Ph. 3 data Pediatric Crohn’s 1H : Ricin vaccine animal data 1 H : Ph. 1/2 human safety data 2H: Ph. 3 data CTCL

Significant WW Market Potential $300 0 50 100 150 200 $ Millions 250 300 $250 400 350 OrbeShield ® GI Acute Radiation Syndrome SGX301 Cutaneous T - Cell Lymphoma Assumptions (1) Oral Mucositis in Head and Neck Cancer 90,000 Patients US 90,000 Patients EU Cutaneous T - Cell Lymphoma 20,000 Patients US 20,000 Patients EU Pediatric Crohn’s Disease 80,000 Patients US 80,000 Patients EU Acute Radiation Enteritis in Colorectal Cancer 50,000 Patients US 50,000 Patients EU RiVax TM Ricin Vaccine Assumes 3 year procurement order of $200 million OrbeShield ® GI ARS Assumes 3 year procurement order of $450 million SGX201 Acute Radiation Enteritis $200 6 RiVax TM Ricin Vaccine $200 $450 450 500 $500+ SGX942 Oral Mucositis (1) Supporting data on file SGX203 Pediatric Crohn’s Disease

Experienced Management and Board of Directors 7 Christopher J. Schaber , PhD President & CEO • 26 years of experience • Discovery Laboratories (COO) • Acute Therapeutics (Co - Founder) • Ohmeda Pharmaceuticals • The Liposome Company • Wyeth Ayerst Oreola Donini, PhD Chief Scientific Officer • 15 years of experience • Inimex Pharmaceuticals • ESSA Pharma , Inc • Kinetek Pharmaceuticals Karen Krumeich Chief Financial Officer Rasappa Arumugham, PhD VP, Biopharm Development • 26 years of experience • Merck • Pfizer • Wyeth Keith Brownlie, CPA • 35 years of experience • Ernst & Young Gregg Lapointe, CPA, MBA • 20 years of experience • Cerium Pharmaceuticals (CEO) • Sigma - Tau Pharmaceuticals • AstenJohnson • Price Waterhouse Coopers Robert Rubin, MD • 36 years of experience • The Lewin Group • Georgetown School of Medicine • Former Assistant Surgeon General of the United States Jerome Zeldis, MD, PhD • 33 years of experience • Celgene Corporation (CMO) • Sandoz • Janssen Research Institute Marco Brughera, DVM • 30 years of experience • Sigma - Tau SpA (Global Head, Rare Disease Franchise) • Pfizer • Pharmacia Richard Straube, MD Chief Medical Officer • 30 years of experience • Stealth Peptides Inc. • INO Therapeutics • Ohmeda Pharmaceuticals • Centocor • 25 years of experience • Cerecor • Mela Sciences • Bristol - Myers Squibb

Targeted Approach to Treating Oncology & Inflammation BioTherapeutics 8

BioTherapeutics Business Segment Soligenix BioTherapeutics Segment Oncology and Oncology Supportive Care SGX301 (Synthetic Hypericin ) Cutaneous T - Cell Lymphoma SGX942 ( Dusquetide ) Oral Mucositis in Head and Neck Cancer SGX201 (Beclomethasone 17,21 - Dipropionate) Acute Radiation Enteritis Autoimmune (GI Inflammation) SGX203 (Beclomethasone 17,21 - Dipropionate) Pediatric Crohn’s Disease Commercial targets – unmet medical needs in oncology and inflammation 9

10 Cutaneous T - Cell Lymphoma – Disease Overview » Cutaneous T - cell lymphoma (CTCL) o R are class of Non - Hodgkin's Lymphoma (NHL) o Malignant T - cells migrate to the skin o Cancer forms patches or lesions » CTCL affects over 40 , 000 NHL patients worldwide ; currently no cure » Two main subtypes of CTCL o Mycosis fungoides (MF) - Early - stage (most common), 88% 5 - year survival o Sézary syndrome (SS) - Advanced - stage, 24% 5 - year survival » No approved front - line therapy for early stage (I - IIA) CTCL (~95% of CTCL patients); unmet medical need Atypical T - cells in dermis

11 SGX301 – Synthetic Hypericin SGX301 is a first - in - class, topical drug applied to CTCL skin lesions followed by activation with safe, visible, fluorescent light to kill malignant T - cells » Affects over 40,000 patients annually worldwide » No approved front - line therapy for early stage (I - IIA) CTCL (~95% of CTCL patients); unmet medical need » Most common (unapproved) therapy used for early - stage disease is psoralen given with ultraviolet A (UVA) light, referred to as PUVA » PUVA contains Black Box warning for potential malignancies (melanoma) due to psoralen being mutagenic and light source (UVA) being carcinogenic Market Opportunity Development Status » FDA Orphan Drug and Fast Track designations granted » Phase 1 study demonstrated safety and tolerability » Phase 2 double - blind, placebo - controlled, multi - center study d emonstrated statistically significant (p < 0.04) response » Pivotal Phase 3 trial actively enrolling ~120 subjects » Results expected 2H 2017

CTCL Patch Pre - Therapy Hypericin Therapy Using Visible Light CTCL Patch Post - Therapy SGX301 – Phase 2 Response Rate 12 Summary of CTCL Lesion Responses to Synthetic Hypericin Ointment Following Six Weeks of Treatment Responders/Total Percent Responders Hypericin Responders 7/12 58.3% Placebo Responder 1/12 8.3% Note : No serious adverse events other than mild phototoxicity at treated site Data Source: Journal American Academy Dermatology, Vol 63, Number 6, 2010

13 Oral Mucositis – Disease Overview » Oral mucositis (OM) o Multi - factorial disease linked to a dysregulation of the innate immune system » OM affects over 180,000 head and neck (H&N) cancer patients worldwide » Debilitating side effect of cancer chemotherapy and / or radiotherapy o Triggering inflammatory cascade o Massive ulceration of the mouth, tongue, soft palate and oropharynx » Results in: o Severe pain causing an inability to eat or even drink o Reduced cancer treatment tolerance o Significant increases in resource use and cost of care » No approved drug for OM in head and neck cancer; unmet medical need Ref: S. Sonis 2004 Inflammation causes worsening damage Secondary infection

14 SGX942 – Innate Defense Regulator SGX942 (dusquetide) is a first - in - class, injectable drug, called an Innate Defense Regulator (IDR), that modulates the body’s innate immune system to reduce inflammation » OM affects over 180,000 H&N cancer patients worldwide » No approved drug for OM in H&N cancer; unmet medical need » Only approved drug for OM is palifermin in transplantation; contra - indicated for patients with solid tumors like H&N cancer » Exclusive commercial collaboration with SciClone in China Market Opportunity Development Status » FDA Fast Track designation granted » Robust data demonstrating effectiveness in multiple animal models of bacterial infection and mucosal damage, including OM » Phase 1 study in 84 healthy volunteers demonstrated safety » Phase 2 double - blind, dose - ranging, placebo - controlled proof - of - concept study in 111 H&N cancer patients with OM o Positive data: 50% reduction in duration of severe OM o Identified best dose, endpoint and patient population for follow - on pivotal trial(s) » Long term follow - up ongoing with safety results 4Q 2016 » Phase 2b/3 study clearance and initiation targeted 1H 2017

SGX942 – Preliminary Oral Mucositis Results 15 » Phase 2 exploratory clinical study o Enrolled H&N cancer patients receiving at least 55 Gy radiation and either weekly (30 - 40mg/m 2 ) or every 3 rd week (80 - 100mg/m 2 ) chemotherapy o Dose escalating: Placebo, 1.5, 3.0 and 6.0 mg/kg administered twice weekly o Key efficacy endpoints: incidence and/or duration of severe OM » Achieved all study objectives x Assessed safety in a sick patient population ▪ SGX942 safe and well tolerated x Determined that preclinical biology translates to human setting ▪ Decreased duration, decreased infection rate and potential tumor effect all consistent with preclinical biology x Identified most appropriate clinical endpoint ▪ Duration of severe OM x Determined best dose of SGX942 ▪ 1.5 mg/kg x Determined clinical effect size of SGX942 ▪ 50% decrease in duration; consistent with 46 - 53% reduction in animal models x Characterized patient population ▪ Strongest SGX942 response in patients receiving most aggressive chemotherapy

SGX942 – Preliminary Oral Mucositis Results 16 » Clinically Meaningful Results o 50% decrease in duration of severe OM overall with 67% decrease in patients receiving aggressive chemotherapy (80 - 100 mg/m 2 ) ▪ Consistent with decreased incidence and delay in mean onset of severe OM o Increased incidence in tumor “complete response” at 1 month follow - up visit (47% in placebo vs 63% in SGX942) o Reduced infection rates o Results consistent with preclinical data 0 20 40 60 Duration of Severe Oral Mucositis D u r a t i o n W H O  3 M e d i a n  9 5 % C I ( D a y s ) p=0.099 Placebo N=38 SGX942 1.5mg/kg N=36 18 days 9 days 0 20 40 60 Duration of Severe Oral Mucositis Aggressive Chemotherapy D u r a t i o n W H O  3 M e d i a n  9 5 % C I ( D a y s ) p=0.040 Placebo N=22 SGX942 1.5mg/kg N=24 30 days 10 days

17 Pediatric Crohn’s Disease – Disease Overview » Pediatric Crohn’s disease o Chronic inflammatory disorder of the gastrointestinal (GI) tract o Diarrhea, rectal bleeding and abdominal pain » Resulting in growth failure, malnutrition, pubertal delay and bone demineralization » Over 160,000 children/adolescents with Crohn’s disease worldwide » Location of disease o Adult predominantly lower GI tract o 50% of children have involvement in the upper GI tract » No approved drug for mild - to - moderate pediatric Crohn’s disease in the US; unmet medical need Normal mucosa under endoscopy

18 SGX203 – Beclomethasone Dipropionate SGX203 is a proprietary oral formulation of immediate and delayed release beclomethasone 17,21 - dipropionate (BDP) tablets to treat GI inflammation with less toxicity than the current standard systemic steroid therapy » 160,000 children/adolescents with Crohn’s disease worldwide – 50% have inflammation of upper GI » No approved drug for mild - to - moderate; unmet medical need » Currently unapproved systemic steroids used front - line cause adrenal suppression, growth impairment, bone demineralization » Oral BDP delivers high GI steroid effects with minimal (~35%) systemic side effects » Remicade and Humira only approved products in Pediatric Crohn’s in US – generally used after steroids fail » Both contain Black Box warning for increased risk of infection and potential malignancy (T cell lymphoma) Market Opportunity Development Status » FDA Orphan Drug and Fast Track designations granted » Active ingredient BDP FDA approved for over 40 years in other delivery forms (e.g., aerosol) to treat diseases such as asthma » ~350 subjects treated with oral BDP to date in multiple trials » Pivotal Phase 3 adaptive trial in ~150 subjects targeted 1H 2017 » Results expected 2H 2018

Vaccine/BioDefense 19 Addressing Critical Concerns for Industry and Government

20 Soligenix Vaccine / BioDefense Segment* ThermoVax ® Vaccine Heat Stabilization Platform Infectious Disease: HPV and Ebola Vaccines BioDefense : RiVax TM Ricin Vaccine OrbeShield ® (Oral BDP Therapeutic ) Gastrointestinal Acute Radiation Syndrome (GI ARS) SGX943 ( Dusquetide Therapeutic) Melioidosis Vaccine/BioDefense Business Segment * Funded by Government

ThermoVax ® – Vaccine Thermostability Platform 21 ThermoVax ® is a proprietary freeze - drying process that enables vaccines to be stored without refrigeration Demonstrated retained efficacy up to 1 year at 40 ⁰ C (104 ⁰ F) Market Opportunity Development Status » WHO reports about 50% of all vaccine doses globally are wasted due to excursions from required cold chain temperature ranges » DHHS reports vulnerabilities in pediatric vaccine programs due to undetected cold chain variations » Elimination of cold chain costs would significantly increase profit potential of vaccines, especially in third - world/emerging markets » Continue development under $24.7M NIAID contract for RiVax  » Conduct POC feasibility studies with other adjuvanted vaccines including secondary adjuvants and/or multivalent combinations » Initiated feasibility assessment of Ebola vaccine development Positive results: o Ricin vaccine o Anthrax vaccine o HPV vaccine 0 7 30 90 180270360 0 50 100 Stability Day % I m m u n o g e n i c i t y 40 o C ThermoVax 40 o C Original

22 Heat - stable ricin vaccine provided 100% protection in a non - human primate aerosol challenge model (right) Demonstrated safety in Phase 1 studies Market Opportunity Development Status » Ricin toxin vaccine of rising interest to US due to recent terrorist threats and ease of castor bean procurement and production » Government has placed priority on development activities » Potential to be first approved ricin toxin vaccine » FDA Orphan Drug designation granted » Development agreement with Emergent BioSolutions for manufacturing » NIAID contract award of up to $24.7M over 6 years RiVax TM – Ricin Toxin Vaccine Days Post-Intoxication % S u r v i v a l 0 5 10 15 0 25 50 75 100 Sham (N=6) Vaccine (N=12) p<0.0001 *Late death not directly attributed to ricin intoxication

23 Two - tablet BDP system also efficacious in animal models of gastrointestinal acute radiation syndrome (GI ARS) Preliminary proof of concept data in canine model of GI ARS (right) Market Opportunity Development Status » Oral BDP is a "re - purposed" drug, of particular importance to BARDA » Category A countermeasures against radiation exposure of interest to US / World governments » Over $600M spent to date on therapeutics against radiation injury » FDA Orphan Drug and Fast Track designations granted » BARDA contract award of up to $26.3M over 5 years » NIAID contract award of up to $6.7M over 3 years OrbeShield ® for GI Acute Radiation Syndrome 0 5 10 15 0 25 50 75 100 Study Day % S u r v i v a l p<0.05 Placebo (N=4) BDP (N=6)

Investment Highlights 24 » Diversified product portfolio in advanced development , targeting rare disease indications in inflammation, oncology and biodefense with $200M+ markets worldwide o Phase 3 clinical program for the treatment of cutaneous T - cell l ymphoma ( SGX301) - Orphan drug and fast track designations - Pivotal study actively enrolling patients with results second half 2017 o Phase 3 clinical program for the treatment of pediatric Crohn’s disease ( SGX203 ) - Orphan drug and fast track designations - Pivotal study to begin first half 2017 with results second half 2018 o Phase 2 clinical program for the treatment of oral mucositis in head & neck cancer ( SGX942 ) - Fast track designation - Study enrollment complete with positive preliminary results » Five development candidates supported in whole or in part by government funding » Robust news flow potential over next 12 - 24 months across eight development programs » Collaborations established with biotech, academia and government agencies » Up to $ 58M in non - dilutive contract/grant funding provided by the government, including o NIAID contract award of up to $ 24.7M supporting the development of RiVax ™ for pre - exposure to ricin toxin o BARDA and NIAID contract awards of up to $26.3M and $ 6.7M, respectively, supporting the development of OrbeShield ® for gastrointestinal acute radiation syndrome

THANK YOU www.soligenix.com Rising to the Challenges of Rare Disease Treatment